SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     August 5, 2003

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

0-3576
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 955-2200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EX-99.1 PRESS RELEASE DATED AUGUST 4, 2003
EX-99.2 SUPPLEMENTAL INFORMATION

Item 7.  Financial Statements and Exhibits

      (c) Exhibits:

Exhibit Number	Description

99.1	Cousins Properties Incorporated Press Release dated August 4, 2003.

99.2	Cousins Properties Incorporated Quarterly Supplemental Information for the Quarter Ended June 30, 2003.

Item 12.  Results of Operations and Financial Condition

      On August 4, 2003, Cousins Properties Incorporated (the “Company”) issued a press release containing information about the Company’s financial condition and results of operations for the quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. A copy of the Company’s Quarterly Supplemental Information is attached hereto as Exhibit 99.2. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003	COUSINS PROPERTIES INCORPORATED

	By:	/s/ Tom G. Charlesworth

Tom G. Charlesworth
Executive Vice President, Chief Financial Officer
and Chief Investment Officer
(Duly Authorized Officer and Principal
Financial Officer)